UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2016

HUBBELL INCORPORATED

(Exact name of registrant as specified in its charter)

CONNECTICUT	1-2958	06-0397030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Waterview Drive Shelton, Connecticut		06484
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (475) 882-4000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 1, 2016, Hubbell Incorporated (the “Company”) completed a public offering of $400 million aggregate principal amount of its 3.350% Senior Notes due 2026 (the “Notes”). The offering of the Notes was made pursuant to the prospectus supplement dated February 23, 2016 and filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 24, 2016 (the “Prospectus Supplement”) and the prospectus dated February 16, 2016 that forms a part of the Company’s shelf registration statement on Form S-3 (Registration No. 333-209532) filed with the SEC on February 16, 2016.

The Notes were sold pursuant to an underwriting agreement, dated February 23, 2016, between the Company and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters listed in Schedule I thereto. The Notes were issued under the Indenture, dated as of September 15, 1995 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A. (successor as trustee to JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank, formerly known as Chemical Bank))), as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture, dated as of March 1, 2016 (the “Supplemental Indenture,” and the Base Indenture as heretofore supplemented and as supplemented by the Supplemental Indenture, the “Indenture”), between the Company and the Trustee.

The net proceeds from the offering were approximately $393 million after deducting the underwriting discount and estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the offering of the Notes for the repayment of outstanding commercial paper and general corporate purposes.

The Notes will bear interest at a rate of 3.350% per annum from March 1, 2016. Interest on the Notes will be payable semi-annually in arrears on March 1 and September 1 of each year, beginning on September 1, 2016. The Notes will mature on March 1, 2026.

The Company may redeem all or part of the Notes at any time prior to maturity at the redemption prices set forth in the Indenture.

In the event of a change in control triggering event (as defined in the Supplemental Indenture), the holders of the Notes may require the Company to purchase for cash all or a portion of their Notes at a purchase price equal to 101% of the principal amount of Notes, plus accrued and unpaid interest, if any.

The Notes are the Company’s unsecured, unsubordinated debt obligations, ranking equally in right of payment with the Company’s other existing and future unsecured, unsubordinated indebtedness from time to time outstanding (including, without limitation, indebtedness under the Company’s revolving credit facility, its 5.95% Senior Notes due 2018 and its 3.625% Senior Notes due 2022), and effectively subordinated in right of payment to all of the Company’s current and future secured indebtedness to the extent of the value of the assets constituting the security. The Notes are exclusively obligations of the Company and are not guaranteed by any of its subsidiaries. As a result, the Notes are structurally subordinated to existing or future preferred stock, indebtedness, guarantees and other liabilities, including trade payables, of such subsidiaries.

The Indenture also contains customary event of default provisions.

Please refer to the Prospectus Supplement for additional information regarding the offering and the terms and conditions of the Notes. The foregoing summary of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, the Third Supplemental Indenture and the form of the Notes, which are attached to this Current Report on Form 8-K as Exhibits 4,1, 4.2 and 4.3, respectively, and are incorporated into this Item 1.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K pertaining to the Notes is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of September 15, 1995, between Hubbell Incorporated and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A. (successor as trustee to JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank, formerly known as Chemical Bank))), as trustee (incorporated by reference to Exhibit 4a to Hubbell Incorporated’s registration statement on Form S-4, filed with the SEC on June 18, 2002).

4.2	Third Supplemental Indenture, dated as of March 1, 2016, between Hubbell Incorporated and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A. (successor as trustee to JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank, formerly known as Chemical Bank))), as trustee.

4.3	Form of 3.350% Senior Notes due 2026 (included in Exhibit 4.2 of this Current Report on Form 8-K).

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, dated March 1, 2016.

5.2	Opinion of Shipman & Goodwin LLP, dated March 1, 2016.

12.1	Statement regarding the computation of ratio of earnings to fixed charges.

23.1	Consent of Wachtell, Lipton, Rosen & Katz, dated March 1, 2016 (included in Exhibit 5.1).

23.2	Consent of Shipman & Goodwin LLP, dated March 1, 2016 (included in Exhibit 5.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2016

HUBBELL INCORPORATED

By:	/s/ An-Ping Hsieh
Name:	An-Ping Hsieh
Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of September 15, 1995, between Hubbell Incorporated and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A. (successor as trustee to JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank, formerly known as Chemical Bank))), as trustee (incorporated by reference to Exhibit 4a to Hubbell Incorporated’s registration statement on Form S-4, filed with the SEC on June 18, 2002).

4.2	Third Supplemental Indenture, dated as of March 1, 2016, between Hubbell Incorporated and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A. (successor as trustee to JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank, formerly known as Chemical Bank))), as trustee.

4.3	Form of 3.350% Senior Notes due 2026 (included in Exhibit 4.2 of this Current Report on Form 8-K).

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, dated March 1, 2016.

5.2	Opinion of Shipman & Goodwin LLP, dated March 1, 2016.

12.1	Statement regarding the computation of ratio of earnings to fixed charges.

23.1	Consent of Wachtell, Lipton, Rosen & Katz, dated March 1, 2016 (included in Exhibit 5.1).

23.2	Consent of Shipman & Goodwin LLP, dated March 1, 2016 (included in Exhibit 5.2).

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